UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023 (March 6, 2023)

SHIFT TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38839	82-5325852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Division Street, Suite 400, San Francisco, CA	94103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 575-6739

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SFT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 6, 2023, Shift Technologies, Inc. (the “Company”) filed a petition (the “Petition”) in the Delaware Court of Chancery under Section 205 of the Delaware General Corporation Law (the “DGCL”) to resolve potential uncertainty with respect to the Company’s share capital. Such uncertainty was introduced by a recent decision in Garfield v. Boxed, Inc., 2022 WL 17959766 (Del. Ch. Dec. 27, 2022) that potentially affects the Company and many other similarly situated companies that were formed and became publicly traded as a special purpose acquisition company (“SPAC”). Out of an abundance of caution, the Company has elected to pursue the remedial actions described below. Concurrently with the filing of the Petition, the Company filed a motion to expedite the hearing on the Petition, which was subsequently granted on March 6, 2023, as described below.

Background

On October 13, 2020, the Company, which was then a SPAC named Insurance Acquisition Corp. (“IAC”), held a special meeting of stockholders (the “IAC Special Meeting”) to approve certain matters relating to the merger between IAC and a privately held company then called Shift Technologies, Inc. One of these matters was a proposal to amend and restate IAC’s Amended and Restated Certificate of Incorporation (the “SPAC Charter”) in order to, among other things, increase the number of authorized shares of Class A common stock from 50,000,000 to 500,000,000 (such proposal, the “Share Increase Proposal” and, together with such other amendments to the SPAC Charter, the “Charter Proposals”).

At the IAC Special Meeting, the Charter Proposals were approved by a majority of the outstanding shares of Class A common stock and a majority of the outstanding shares of Class B common stock of IAC as of the record date for the IAC Special Meeting, voting together as a single class. After the IAC Special Meeting, IAC and Shift Technologies, Inc. closed the merger pursuant to which the Company became the parent of Shift Technologies, Inc. (now named Shift Platform, Inc.), and the Company’s certificate of incorporation, as amended to give effect to the Charter Proposals and to change the Company’s name to Shift Technologies, Inc., became effective.

The recent ruling by the Delaware Court of Chancery in the Boxed case introduces uncertainty as to whether Section 242(b)(2) of the DGCL would have required the Share Increase Proposal to be approved by the vote of the majority of IAC’s then-outstanding shares of Class A common stock, voting as a separate class. The Company has been operating with the understanding that the Charter Proposals were validly approved at the IAC Special Meeting. In light of this recent ruling, however, to resolve potential uncertainty with respect to the Company’s share capital, the Company has filed a petition in the Delaware Court of Chancery under Section 205 of the DGCL to seek validation of the Charter Proposals. Section 205 of the DGCL permits the Court of Chancery, in its discretion, to ratify and validate potentially defective corporate acts.

If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization could have a material adverse impact on the Company, including without limitation on the Company’s ability to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the potential adverse consequences resulting therefrom.

Hearing Date

On March 6, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the Petition to be heard. The hearing has been set for March 17, 2023 at 12:00 p.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As required by the Court of Chancery, the Company is filing the Petition with this Current Report on Form 8-K.  A copy of the Petition is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholder may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Shift Technologies, Inc., C.A. No. 2023-0275-LWW (Del. Ch.), in advance of the hearing, and any such written submission should be emailed to the Company’s counsel, Kevin M. Gallagher, Richards, Layton & Finger, P.A., at gallagher@rlf.com

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this Form 8-K that are not historical facts are forward-looking statements and include, for example, statements with respect to the pending Section 205 proceeding referenced above and the ability of the Company to timely file its Annual Report on Form 10-K.  Such forward-looking statements involve known and unknown risks and uncertainties, and the Company’s actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included herein are based on the Company’s current expectations. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to obtain the requested relief in the Section 205 proceeding and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in the Company’s other filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update, supplement or revise any forward-looking statements contained in this Item 8.01. Given these risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Petition of Shift Technologies, Inc. Pursuant to 8 Del. C. § 205.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFT TECHNOLOGIES, INC.

Dated: March 7, 2023	By:	/s/ Scott Hodgdon
	Name:	Scott Hodgdon
	Title:	General Counsel & Corporate Secretary

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